VK-SLO-SUP-1 072012
Prospectus Supplement dated July 20, 2012
Invesco Van Kampen Senior Loan Fund
The purpose of this supplement is to provide you with changes to the current Prospectus, dated June 28, 2012, for Class A, Class B, Class C, Class IB and Class IC shares of Invesco Van Kampen Senior Loan Fund.
Effective December 3, 2012, Invesco Van Kampen Senior Loan Fund intends to change its name to Invesco Senior Loan Fund.
VK-SLO-SUP-1 072012

VK-SLO-SUP-2 072012
Statement of Additional Information Supplement dated July 20, 2012
Invesco Van Kampen Senior Loan Fund
The purpose of this supplement is to provide you with changes to the current Statement of Additional Information, dated June 28, 2012, for Class A, Class B, Class C, Class IB and Class IC shares of Invesco Van Kampen Senior Loan Fund.
Effective December 3, 2012, Invesco Van Kampen Senior Loan Fund intends to change its name to Invesco Senior Loan Fund.
Effective as of July 17, 2012, Messrs. Howard J. Kerr and Jack E. Nelson retired as Trustees of the Fund and Mr. Rodney Dammeyer stepped down as a Trustee of the Fund. Any references to Messrs. Howard, Nelson or Dammeyer serving as a trustee or member of any committee of the Board of Trustees are hereby removed. In addition, effective as of July 17, 2012, the Board of Trustees of the Fund reduced the size of the Board to eight Trustees.
VK-SLO-SUP-2 072012